SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                November 18, 2003
                                 --------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                           DEEP WELL OIL AND GAS, INC.
                      (Formerly ALLIED DEVICES CORPORATION)
                            -----------------------
            (Exact Name of Registrant as Specified in its Charter)

       Nevada                     0-24012                     13-3087510
       -----                      ---------                   ----------
   (State or other          (Commission File No.)      (IRS Employer I.D. No.)
    Jurisdiction)

                             31 Walmer Road, Unit 6,
                         Toronto, Ontario M5R 2W7 Canada
                           --------------------------
                    (Address of Principal Executive Offices)

                                 (416) 928-3095
                                ----------------
              (Registrant's Telephone Number, including area code)

                           ALLIED DEVICES CORPROATION
                           --------------------------
                   (Former Name if Changed Since Last Report)

Item 1.   Changes in Control of Registrant.
          ---------------------------------

     See Item 3 below titled "Bankruptcy or Receivership." See also Exhibits 2.1, 2.2 and 3.1 attached hereto and incorporated by reference.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

     See Item 3 below titled "Bankruptcy or Receivership." See also Exhibits 2.1, 2.2 and 3.1 attached hereto and incorporated by reference.

Item 3.   Bankruptcy or Receivership.
          --------------------------

     On February 19, 2003, the Registrant, when we were known as Allied Devices Corporation, filed a Petition for Relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court in and for the Eastern District of New York titled In re: Allied Devices Corporation, et al., Chapter 11, Case No. 03-80962-511 ("the Bankruptcy Action").

     On July 23, 2003, a Liquidating Plan of Reorganization ("Plan") was filed and submitted to the Bankruptcy Court for the Court's approval. See Exhibit 2.1 attached hereto, a full and complete copy of such Plan.

     On September 10, 2003, after notice to all creditors and a formal hearing, U.S. Bankruptcy Judge Melanie L. Cyganowski issued an "Order Confirming Liquidating Plan of Reorganization" in the Bankruptcy Action (hereinafter "Bankruptcy Order"). In conjunction with that Bankruptcy Order, our liabilities, among other things, were paid off and extinguished. See Exhibit 2.2 attached hereto and incorporated by reference, a full and complete copy of such Bankruptcy Order.

     The Bankruptcy Order, among other things, implements a change of control whereby Champion Equities, a Utah limited liability company ("Champion"), a Mr. David Roff, of Toronto, Canada ("Roff"), and a group of new investors, are ordered and allowed to take control of us. The principal provisions of the Plan (Ex. 2.1), which are authorized and implemented by the Bankruptcy Order (Ex. 2.2), are the following, which is not an exhaustive list thereof:

(a) the termination of present management and the present Board of Directors and appoint Mr. David Roff ("Roff") in their place and stead;

(b) giving a Utah entity known as Champion Industries ("Champion"), the power and authority to appoint such other directors, in addition to Mr. Roff, as Champion, in its sole discretion deems appropriate;

(c) the reverse split our common capital stock 1-for-30 on the basis of 5,048,782 shares issued and outstanding immediately prior to the Bankruptcy Order;

(d)  authorizing Champion to amend our Articles of Incorporation and Bylaws to
     (i) effect a quasi-reorganization for accounting purposes, (ii) provide the maximum indemnification or other protections to our officers and directors that is allowed under applicable law, (iii) conform to the provisions of the Plan and the corollary Confirmation Order, (iv) set the authorized stock of our Company, post-reverse split, at fifty million (50,000,000) common capital shares; and (v) take all action necessary and appropriate to carry out the terms of the Plan;

(e) authorizing Champion, without solicitation of or notice to shareholders, to issue (i) 2,000,000 post-reverse split shares of our common stock to our new management, and (ii) 4,000,000 post-reverse split shares, legend free, , in the sole and unfettered discretion of Champion;

(f) our Board of Directors, is authorized, without seeking or obtaining shareholder approval to take any and all actions necessary or appropriate to effectuate amendments to our Certificate of Incorporation and/or Bylaws called for under the Plan and our Board of Directors and officers are authorized to execute, verify, acknowledge, file and publish any and all instruments or documents that may be required to accomplish the same; and

(g) our charter shall be amended in conformance with applicable bankruptcy rules and the amended charter or bylaws shall, among other provisions, authorize the issuance of any new shares while simultaneously prohibiting the issuance of nonvoting equity securities to the extent required by section 1123(a)(6) of the United States Bankruptcy Code.

     After the entry of the Bankruptcy Order, we drafted and submitted a form of Restated and Amended Articles of Incorporation to the Secretary of State of Nevada implementing the foregoing, including but not limited to other provisions required of us under the Bankruptcy Order.

     As a result of the Bankruptcy Order giving Mr. Roff the power and authority to change the Company's name and direction, we decided to change our name from "Allied Devices Corporation" to "Deep Well Oil and Gas, Inc." Accordingly, in the form of Restated and Amended Articles of Incorporation filed with the State of Nevada in October (copy attached),we changed our name to "Deep Well Oil and Gas, Inc." Our form of Restated and Amended Articles of Incorporation was accepted by the Nevada Secretary of State on October 22, 2003, pursuant to provisions of Nevada corporate law allowing the amending of corporate articles on the basis of orders entered by U.S. Bankruptcy Courts. A complete copy of our accepted form of Restated and Amended Articles of Incorporation, signed by Mr. Roff and stamped by the Nevada Secretary of State, is attached hereto as Exhibit 3.1.

     By virtue of the control and influence acquired by Champion Equities and Roff under and pursuant to the Bankruptcy Order, the Bankruptcy Order is deemed to have involved a "change of control" of us, the Registrant.

     Champion, after the Bankruptcy Order was implemented, has no longer had any control or influence over us. This is because Champion was used by Mr. Roff as the vehicle to implement the Liquidating Plan of Reorganization and obtain the Bankruptcy Order adopting the same. The primary basis of the "control" by Roff is stock ownership and also, his current position as our only director and only officer.

     The principal terms of Liquidating Plan of Reorganization and the resultant Bankruptcy Order are set forth in a copy of each attached hereto as Exhibits 2.1 and 2.2, respectively.

     Prior to the Bankruptcy Order adopting the Liquidating Plan of Reorganization, there were 5,048,782 outstanding shares of our common stock. Following the Bankruptcy Order and the acceptance by the Nevada Secretary of State of our form of Restated and Amended Articles which implements the 1-for-30 reverse split of our shares, and rounding up any fractional shares to the nearest share and also, after the issuance of 2 million shares to Mr. Roff as ordered by the Bankruptcy Court, there are now 2,168,292 issued and outstanding shares of the Registrant's common stock.

     To the knowledge of management and based upon a review of the stock ledger maintained by our transfer agent and registrar, the following table sets forth the beneficial ownership of persons who now own more than five percent of our common stock following the reverse split and the issuance of the 2 million shares to Mr. Roff, based upon 2,168,292 post-split shares issued and outstanding:

   Name                  Positions Held            Shares Owned         %
   ----                  --------------            -------------       ---

David Roff*             Chairman of the Board,        2,000,000       92.24
                        President, CEO, and CFO



     * These shares were issued to Mr. Roff pursuant to the Bankruptcy Order, Ex. 2.2, and after the 1-for-30 reverse split was effectuated, an event that occurred upon the acceptance of our Restated and Amended Articles by the Nevada Secretary of State. This is because only then, under Nevada law, did the reverse split become effective

     The Order and Plan of Reorganization was not only negotiated at "arms length" between a variety of creditors of the Company, but it was also done with notice to all creditors and a formal hearing before the Bankruptcy Court. The Bankruptcy Court determined that the Liquidating Plan of Reorganization was reasonable, under these circumstances, and in its good faith judgment, it determined that the same was otherwise generally to the benefit of our stockholders. See Exhibit 2.2.

     No director, executive officer or five percent or more stockholder of ours had any direct or indirect interest in us prior to the entry of the Bankruptcy Order adopting and approving the Liquidating Plan of Reorganization; similarly, neither Champion nor anyone affiliated with it or Mr. Roff, or Mr. Roff himself, had any interest in us, directly or indirectly, prior to the entry of the Bankruptcy Order.

     As of September 11, 2003, our assets and liabilities on an historical cost basis were zero ($0). On or near the effective date of the Plan, we will adopt the provisions of "fresh start accounting," which require us to restate all assets and liabilities to their fair values based upon the provision of the Plan and certain valuation studies currently underway.

     On November 17, 2003, we issued a Press Release announcing, in summary fashion, the contents of this Current Report. See Exhibit 99.1 attached hereto.

     A copy of the Liquidating Plan of Reorganization and the Bankruptcy Order adopting the same, including all material exhibits and related instruments, accompanies this Current Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See Exhibits 2.1 and 2.2.

     The following is a summary of certain general information about us, namely, Deep Well Oil and Gas, Inc., formerly Allied Devices Corporation, a Nevada corporation (hereinafter "us", "we", "Deep Well" or "Company"):

FORWARD-LOOKING INFORMATION.
----------------------------

     This summary, including any documents that we incorporate by reference, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to the "safe harbor" created by those sections. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "estimate," "plan," "project," "continuing," "ongoing," "expect," "believe," "intend," "predict," "potential" and similar words or phrases or the negative of these words or phrases. Accordingly, these statements involve estimates, assumptions and uncertainties, which could cause actual results to differ materially from those expressed in these statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed throughout this Current Report.

     Because the risk factors referred to herein, as well as any risk factors incorporated by reference, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for us to predict which factors will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

HISTORY.
--------

     We were originally incorporated on July 18, 1988 under the laws of the state of Nevada as Worldwide Stock Transfer, Inc. These articles were complicated and lengthy, the type of provisions one would expect to find in by-laws, and consisted of 14 pages, single-spaced. On October 25, 1990, an amendment to our articles was made changing our name to Illustrious Mergers, Inc. At that time an article prohibiting preemptive rights was also added.

     On June 18, 1991, a company known as Allied Devices Corporation was merged with and into Illustrious Mergers, Inc., and our name was at that time changed to Allied Devices Corporation. On August 19, 1996, a company called Absolute Precision, Inc., was merged with and into us and we retained our name; however, as a result of that transaction, our principal offices were relocated to New York.

     We thereafter engaged in substantial business operations, however, during 2003, we filed a Petition for Relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court in and for the Eastern District of New York titled In re: Allied Devices Corporation, et al., Chapter 11, Case No. 03-80962-511 ("the Bankruptcy Action"). What has occurred since is disclosed herein and in Exs. 2.1, 2.2 and 3.1, taken together, the contents of which are incorporated herein by this reference.

OPERATIONS.
-----------

     As a result of the Bankruptcy Order and the implementation of the Liquidating Plan of Reorganization, we are currently headquartered in Toronto, Canada at the address set forth above. We intend to enter into the oil and gas exploration business once our restructuring is completed. At this time, we presently intend to look for properties or projects involving "heavy oil" projects. "Heavy oil" is a dark black, viscous oild that does not flow well and which has a high carbon to hydrogen ratio, along with a high amount of carbon residues, asphaltenes, sulphur, nitrogen, heavy metals, aromatics and/or waxes. Heavy oil is younger in age than the typical oil everyone is familiar with. It is found at relatively shallow depths in the earth where there is not as much heat and pressure. In this regard, reference is made the website "Heavyoil.com". As the world's oil supplies become depleted, we believe that there will be more reliance on heavy oil. No assurance can be made or given that we will successfully engage in the oil and gas business or the heavy oil business, nor can any assurance be given that even if we are remotely or relatively successful, that we will have a profit or that our stock will appreciate in value.


OFFICES.
--------

     Administrative operations are conducted from the offices of a consulting firm known as Brave Consulting located at Mr. Roff's offices in Toronto, Canada. We expect to operate for as long as possible from these offices to minimize operating expenses. We do not currently pay rent for these offices and do not anticipate paying rent to Mr. Roff or Brave Consulting for any such offices in the future. Our operations do not currently require office or laboratory space to meet our objectives, and therefore administration from these offices is sufficient. At some point, and to implement and carry our plans to engage in the oil and gas business, we may require additional office space requiring rental expense, but we do not anticipate any such need during the next six months. We will however, incur common office operating expenses such as telephone, office supplies, postage, etc.


RAISING CAPITAL.
----------------

     The Company currently lacks the capital resources to implement and carry out its business plan as described herein. Operations to date have involved identification of properties and leases we wish to investigate for oil and gas potential. We believe we have sufficient capital resources funded through current shareholders to perform initial investigations in this regard. At some point in the future we expect to raise additional capital, either through debt, equity or any combination thereof.

MANAGEMENT.
-----------

     Directors and Executive Officers.
     ---------------------------------

     The following member of the Board of Directors will serve until the next annual meeting of stockholders or until his successor(s) have been elected and qualified. The officer(s) serve at the pleasure of the Board of Directors.

Name                         Position                  Held Positions Since
----                         --------                  --------------------

David Roff             President and Sole Director      9/10/03

     David Roff, age 32, is the co-president of a private consulting firm called Brave Consulting. Brave Consulting invested in, started and now manages three private Internet companies. Mr. Roff has held this position since 2001. From 1998 until 2001, Mr. Roff founded and was vice president of an investor relations and public relations firm. From 1995 until 1998, Mr. Roff was a management consultant for Coopers & Lybrand Consulting where he advised large financial institutions, mutual funds, pension funds and other organizations on technology, internal control strategies and where he additionally provided computer audit support. Mr. Roff has a Bachelor of Arts degree from the University of Western Ontario located in London, Ontario. He is also a Chartered Accountant



Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------


Effective March 20, 2003, BDO Seidman, LLP (the "Predecessor Accountant") resigned as the independent auditors for the Company. Sellers and Andersen, LLC (the "Successor Accountant") were appointed as the Company's new independent accountants. The Company's Board of Directors approved this action on November 10, 2003. During the last two fiscal years ended September 30, 2002 and 2001 (i) there were no disagreements between the Company and BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of BDO Seidman, LLP would have caused BDO Seidman, LLP to make reference to the matter in its reports on the Company's financial statements, and (ii) BDO Seidman, LLP's reports did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During the last two most recent fiscal years ended September 30, 2002 and 2001, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B. BDO Seidman, LLP's opinion in its report on the Company's financial statements for the year ended September 30, 2002 and 2001, expressed substantial doubt with respect to the Company's ability to continue as a going concern.

               The Company has not previously consulted with the Successor Accountant regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements.


Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

     None; not applicable.

Item 6.   Resignations of Registrant's Directors.
          ---------------------------------------

     On September 10, 2003, the Bankruptcy Court, by virtue of its Order, Ex. 2.2, terminated all officers and directors. See Ex. 2.2. In their place and Stead, the Bankruptcy Court appointed Mr. David Roff. We may add additional officers and directors but at this time, there are no immediate plans to do so.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          None


          (b)  Pro Forma Financial Information.

             None



          (c) Exhibits.

          2.1 July 23, 2003, Liquidating Plan of Reorganization of Allied Devices Corporation, now known as Deep Well Oil and Gas, Inc.

          2.2 September 10, 2003, Order and Plan of Reorganization of the U.S. Bankruptcy Court in and for the Eastern District of New York, In re: Allied Devices Corporation, Chapter 11, Case No. 03-80962-511

          3.1 Restated and Amended Articles of Incorporation filed with and accepted by the Secretary of State of Nevada on October 22, 2003, changing the name to "Deep Well Oil and Gas, Inc." and otherwise implementing the Plan

          16.1 Letter from BDO Seidman

          99.1 Press Release of the Company dated November 18, 2003

Item 8.   Change in Fiscal Year.
          ----------------------

     None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

     See Exhibits.

                               SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DEEP WELL OIL AND GAS, INC.
                                         Formerly Allied Devices Corporation



DATED: November 18, 2003                 /s/ David Roff
       -----------------                 ----------------------------
                                         David Roff
                                         President, CEO, CFO
                                         and Chairman of the Board